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                           AIM TAX-EXEMPT FUNDS, INC.

                            AIM TAX-EXEMPT CASH FUND
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                        AIM TAX-FREE INTERMEDIATE SHARES

                       Supplement dated December 16, 1996
                     to the Prospectus dated August 1, 1996
                        as supplemented November 5, 1996

APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Directors (the "Board") of AIM Tax-Exempt Funds, Inc. (the "Company") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Company with respect to AIM Tax-Exempt Cash Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Shares (the
"Funds").   Shareholders will be asked to approve the proposed advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with A I M Distributors, Inc. There are no material changes to the terms of the new agreements, including the fees payable by the Funds. No change is anticipated in the investment advisory or other personnel responsible for the Funds as a result of these new agreements.

         The Board has approved these new agreements because each Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that each Fund's shareholders approve the new advisory agreement at the Annual Meeting and the merger is consummated, the new advisory agreement with respect to each such Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         The Board has unanimously approved the elimination of or changes to certain fundamental investment policies of each of the Funds, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, the changes will become effective on March 1, 1997.

         Each of the Funds is currently generally prohibited from investing in other investment companies. The Board has approved the elimination of this prohibition for each Fund and the amendment of another fundamental investment policy that corresponds to the proposed elimination, to permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission.

         Reference is made to Investment Restriction No. 1, set forth on page 12 of the Prospectus. The Board has approved a change to Investment Restriction No. 1. In the event shareholders approve the proposed changes, effective as of March 1, 1997, Investment Restriction No. 1 will read as follows:

         (1) Neither AIM TAX-EXEMPT CASH FUND nor the INTERMEDIATE PORTFOLIO will, with respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (except securities issued, guaranteed or sponsored by the U. S. Government or its agencies and instrumentalities and, with respect to AIM TAX-EXEMPT CASH FUND, except as permitted by Rule 2a-7, as amended from time to time, and except that each such Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

         For additional information regarding the proposed changes described above, see the Funds' Statement of Additional Information dated August 1, 1996, as supplemented December 16, 1996.